UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2014

MICHAEL KORS HOLDINGS LIMITED

(Exact name of Registrant as Specified in its Charter)

001-35368

(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o Michael Kors Limited

Unit 1902, 19/F, Tower 6,

The Gateway, Harbour City,

Tsim Sha Tsui, Kowloon, Hong Kong

(Address of Principal Executive Offices)

(852) 3928-5563

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 4, 2014, Silas Chou and Lawrence Stroll each tendered to Michael Kors Holdings Limited (the “Company”) their respective resignations as directors of the Company effective as of the closing date of the secondary offering referred to in Item 8.01 below. Following the resignation of Messrs. Chou and Stroll, the Company’s board of directors will consist of seven directors.

Item 8.01	Other Events.

On September 10, 2014, Sportswear Holdings Limited (“Sportswear”), an affiliate of Messrs. Chou and Stroll, completed a secondary offering of 11,629,627 ordinary shares (representing all of the ordinary shares held by Sportswear) at a public offering price of $76.75 per ordinary share. The Company did not sell any ordinary shares in, and did not receive any proceeds from, the offering.

The ordinary shares have been offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-198571) that the Company filed on September 4, 2014 with the Securities and Exchange Commission (the “Commission”) and which automatically became effective upon filing. A prospectus supplement relating to the offering was filed with the Commission on September 5, 2014.

In connection with the offering, on September 5, 2014, the Company and Sportswear entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC as the sole book-running manager for the offering. The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached to this current report on Form 8-K as Exhibit 1.1 hereto and is incorporated herein by reference.

A copy of the legality opinion and consent of Harney Westwood & Riegels, British Virgin Islands counsel to the Company, is attached to this Current Report on Form 8-K as Exhibit 5.1 hereto and is incorporated herein by reference.

Copies of the press releases issued by the Company in connection with the offering are attached as Exhibits 99.1 and 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 5, 2014, among Michael Kors Holdings Limited, Sportswear Holdings Limited and J.P. Morgan Securities LLC.

5.1	Opinion of Harney Westwood & Riegels, dated September 10, 2014.

23.1	Consent of Harney Westwood & Riegels (included in Exhibit 5.1 hereto).

99.1	Press Release of Michael Kors Holdings Limited, dated September 4, 2014.

99.2	Press Release of Michael Kors Holdings Limited, dated September 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED

Date: September 10, 2014	By:	/s/ Joseph B. Parsons
	Name:	Joseph B. Parsons
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 5, 2014, among Michael Kors Holdings Limited, Sportswear Holdings Limited and J.P. Morgan Securities LLC.

5.1	Opinion of Harney Westwood & Riegels, dated September 10, 2014.

23.1	Consent of Harney Westwood & Riegels (included in Exhibit 5.1 hereto).

99.1	Press Release of Michael Kors Holdings Limited, dated September 4, 2014.

99.2	Press Release of Michael Kors Holdings Limited, dated September 5, 2014.